AON Asset Management Fund, Inc.
                       Flexible Asset Allocation Portfolio

                      Supplement Dated December 21, 1995 to

                         Prospectus Dated June 20, 1995





The section of the prospectus captioned Investment Advisor which is found on page 14 is hereby amended by the addition of the following information:

                  Effective December 26, 1995 Mr. John G. Lagedrost, Senior Portfolio Manager of AAI, will replace Mr. Rimas Milaitis as the portfolio manager of the Flexible Asset Allocation Portfolio. Mr. Lagedrost has been employed by AAI since April 1995. Prior to joining AAI Mr. Lagedrost was employed by The First National Bank of Chicago ("First Chicago") from 1979 to 1995. His final position at First Chicago was that of Vice President in the Asset Management Group (from 1991--1995) where he was responsible for the management of a portfolio of loans, leases and certain private equity securities. Prior to that position, he was Vice President in First Chicago's Mezzanine Finance Group (1987--1990) and managed privately placed subordinated debt investments which contained equity features. Mr. Lagedrost holds a B.S. degree from Marquette University and a Masters of Management degree from Northwestern University.